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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:


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Q&A'S POSTED ON EL PASO'S STRAIGHT TALK INTRANET WEBSITE ON JUNE 11, 2003.
The following Q&As were posted on El Paso's Straight Talk Intranet Website on June 11, 2003. Each Q&A contains a link to the legends, "CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS" and "ADDITIONAL IMPORTANT INFORMATION", as provided here below.

MORE SHAREHOLDERS MEETING Q&As
JUNE 10, 2003

DOES THE ZILKHA/WYATT TEAM HAVE ACCESS TO OUR INTRANET AND EMAIL
COMMUNICATIONS?
No. Only company employees have access to El Paso's intranet site and our email system.


THE JUNE 9 PRESS RELEASE REGARDING WYATT'S FULL-PAGE AD REFERENCES A SERIES OF GREENMAIL TRANSACTIONS BY COASTAL. WHAT IS GREENMAIL?
Greenmail occurs when a target company repurchases its stock from a hostile suitor at a premium to its market value. As a result of the greenmail transaction, the hostile suitor profits at the expense of the remaining shareholders, who are not offered the same opportunity to have their shares repurchased at a premium.

HOW SOON AFTER THE ANNUAL SHAREHOLDERS' MEETING WILL WE KNOW WHETHER EL PASO MANAGEMENT WON THE PROXY CONTEST?
We will announce the final results of the proxy contest when the independent proxy agency in charge of tabulating the shareholder votes completes its work. The process of tallying the final vote can be very time-intensive, and it may be several weeks before the tabulating agency has the final results.

COULD A PROPOSED ASSET SALE BE AFFECTED BY THE PROXY CONTEST VERDICT?
The company's current management intends to negotiate proposed asset sales in accordance with our 2003 operational and financial business plan. The Zilkha/Wyatt slate has indicated that they will evaluate all El Paso assets to determine their productivity.

I KNOW THAT EL PASO SHAREHOLDERS OF RECORD ON MAY 2, 2003 CAN VOTE THEIR SHARES AT THE JUNE 17 MEETING. WHAT PERCENTAGE OF SHARES DID EL PASO EMPLOYEES OWN ON MAY 2?
El Paso employees owned approximately 4 percent of our company's outstanding stock through various company plans on May 2, with approximately 2.6 percent of the stock held by non-executive employees and approximately 1.4 percent held by executives.

WHERE CAN I FIND INFORMATION ABOUT THE PROPOSALS IN ADDITION TO THE ELECTION OF DIRECTORS THAT WILL BE DECIDED AT THE MEETING?
The Definitive Proxy Statement that we filed with the Securities Exchange Commission on May 9 was sent to El Paso shareholders via direct mail and includes information about each of the proposals on the proxy card. This document is also on our Web site at www.elpaso.com/Investors/SEC filing/05/09/03 DEFC14A Definitive Proxy Statement.

PEOPLE ARE UNDER THE IMPRESSION THEY CAN SUBMIT THEIR RSP PROXY AT THE SHAREHOLDER MEETING ON JUNE 17, 2003. IS THIS THE CASE?
No. Proxy instructions for voting your RSP shares must be received by Friday, June 13. To make sure your vote arrives on time, you can photocopy both sides of your proxy card onto a single sheet of paper, then fax your RSP proxy to Ellen Philip Associates, independent inspector for the RSP plan, at 212-645-8046. Remember, the fax must be received by Friday, June 13 for your vote to be included

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, our ability to attract and retain qualified members of the Board of Directors; the successful recruitment and retention of a qualified CEO; the successful implementation of the 2003 operational and financial plan; the successful implementation of the settlement related to the Western Energy Crisis; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; actions by the credit rating agencies; the successful close of financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION

On May 12, 2003, El Paso Corporation began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain an additional copy of El Paso's definitive proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.
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Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's definitive proxy statement.

The following is a notice mailed on June 10, 2003 to participants in El Paso's Retirement Savings Plan:

                              IMPORTANT NOTICE

Because  of an  address  error,  you  might  not have  received  the  enclosed
materials   relating  to  the  Annual  Meeting  of  Stockholders  of  El  Paso
Corporation.

If you previously completed, signed and dated a voting instruction form related to your voting shares in the El Paso Retirement Savings Plan and returned it to the Trustee, and you do not wish to change your instruction, no further action is necessary. If you have not done so, please complete the enclosed voting instruction form immediately. Since time is short, you may fax it to the Trustee's agent at:

                  (212) 645-8046

BE SURE TO FAX BOTH SIDES OF THE VOTING INSTRUCTION FORM. Your voting instruction must be received by noon, Eastern daylight time, on Friday, June 13, 2003, to be included in the tally.